Exhibit 10.8

FIRST AMENDMENT TO INVESTMENT ADVISORY

AND ADMINISTRATIVE SERVICES AGREEMENT

This FIRST AMENDMENT TO THE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”), effective as of March 15, 2016, is entered into by and between FREEDOM CAPITAL CORPORATION, a Maryland corporation (the “Corporation”) and FREEDOM CAPITAL INVESTMENT ADVISORS LLC, a Delaware limited liability company (the “Adviser”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Advisory Agreement (defined below).

WHEREAS, the Corporation and the Adviser are parties (the “Parties”) to that certain Investment Advisory and Administrative Services Agreement, dated March 5, 2015 (the “Advisory Agreement”); and

WHEREAS, the Parties desire to amend the Advisory Agreement in order to amend Section 4(e) of the Advisory Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Amendment to Section 4(e).

Section 4(e) of the Advisory Agreement is hereby amended and restated in its entirety as follows:

(e) Recommendations Regarding Reviews. From time to time and not less than quarterly, the Adviser must review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the Board, distribute pro rata to the stockholders funds received by the Corporation which the Adviser deems unnecessary to retain in the Corporation. In no event, however, shall funds be advanced to, or borrowed by, the Corporation for the purpose of distributions, if the amount of such distributions would exceed the Corporation’s accrued and received revenues for the previous four quarters, less paid and accrued operating costs with respect to such revenues, and costs shall be made in accordance with generally accepted accounting principles, consistently applied.

2.	Counterparts.

This Amendment may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.

Except as expressly set forth herein, the Advisory Agreement remains unmodified and unchanged and the parties hereto ratify and confirm the Advisory Agreement as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date above written.

“CORPORATION”

FREEDOM CAPITAL CORPORATION

By:	/s/ Jeffrey McClure
Name:	Jeffrey McClure
Title:	Chief Executive Officer

“ADVISER”

FREEDOM CAPITAL INVESTMENT ADVISORS LLC

By:	/s/ Jeffrey McClure
Name:	Jeffrey McClure
Title:	Chief Executive Officer